Exhibit 99.1

Heinz Realigns Leadership of its North American and European Businesses

PITTSBURGH--(BUSINESS WIRE)--June 11, 2009--The H. J. Heinz Company (NYSE:HNZ) today announced a leadership realignment involving five top senior executives who will each continue to play crucial roles in driving the growth and success of Heinz. The management changes, effective July 15, include a switch in responsibilities of the two current Heinz executives in charge of the Company’s North American and European businesses. The changes are part of Heinz’s ongoing development process to broaden the capabilities and skills of its executive leadership team.

Dave Moran becomes Executive Vice President, President and CEO of Heinz Europe after serving as Executive Vice President, President and CEO of Heinz North America. Moran has led Heinz North America to new heights by building a world-class team and driving the superior growth and performance of the business, which achieved record sales and profit in each of the last six years. Moran will bring his strong leadership skills and keen understanding of both consumers and customers to Heinz Europe.

Scott O’Hara becomes Executive Vice President, President and CEO of Heinz North America after serving as Executive Vice President, President and CEO of Heinz Europe. O’Hara has done a superb job in driving the growth of Heinz Europe while inspiring the European leadership team to new levels of performance as one unified and cohesive world-class team. Under his strong leadership, Heinz Europe has delivered impressive top- and bottom-line growth on a constant currency basis over the last three years.

Chris Warmoth will continue in his current role of Executive Vice President, Asia/Pacific, which recently expanded to include the key markets of Australia and New Zealand. Under his leadership, Asia Pacific has delivered double-digit growth and recently completed the important acquisition of Golden Circle in Australia, a transaction that grows the Company’s business in Australia and New Zealand to almost $1 billion in sales. Warmoth will also remain focused on maintaining the Company’s strong growth in the emerging markets of Asia.

Mike Milone will continue in his current role as Senior Vice President, Rest of World, Global Infant Nutrition & Enterprise Risk Management. Milone leads the Company’s fast-growing Rest of World business and is driving the Infant/Nutrition business. Under his leadership, the Company’s Infant/Nutrition business delivered strong sales growth in Fiscal 2009 and markets such as Mexico, South Africa and the Middle East have grown significantly. Importantly, he is also responsible for Heinz’s expanding Global Enterprise Risk Management and Sustainability initiatives.

Art Winkleblack will continue as Executive Vice President and Chief Financial Officer. Winkleblack is doing an excellent job in overseeing and building the Company’s capabilities in Finance, Strategy, Investor Relations, Treasury, Information Technology, Mergers & Acquisitions, and Planning and Control functions. His current role will expand with the important global Keystone initiative designed to improve Heinz’s processes and systems.

“Heinz has an exceptionally strong and deep executive leadership team, as these five executives have demonstrated in leading the Company to a year of record sales and profit in Fiscal 2009,” said William R. Johnson, Chairman, President and CEO. “I look forward to working with these talented executives in the years ahead as we build on the strong momentum and growth that Heinz has achieved over the last three years.”

SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS:

This press release and our other public pronouncements contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by the words "will," "expects," "anticipates," "believes," "estimates" or similar expressions and include our expectations as to future revenue growth, earnings, capital expenditures and other spending, dividend policy, and planned credit rating, as well as anticipated reductions in spending. These forward-looking statements reflect management's view of future events and financial performance. These statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond Heinz's control, and could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ from such statements include, but are not limited to:

  sales, earnings, and volume growth,
  general economic, political, and industry conditions, including those that could impact consumer spending, competitive conditions, which affect, among other things, customer preferences and the pricing of products, production, and energy costs, competition from lower-priced private label brands,
  increases in the cost and restrictions on the availability of raw materials, including agricultural commodities and packaging materials, the ability to increase product prices in response, and the impact on profitability, the ability to identify and anticipate and respond through innovation to consumer trends, the need for product recalls,
  the ability to maintain favorable supplier and customer relationships, and the financial viability of those suppliers and customers, currency valuations and interest rate fluctuations,
  changes in credit ratings, leverage, and economic conditions and the impact of these factors on the cost of borrowing and access to capital markets, our ability to effectuate our strategy, which includes our continued evaluation of potential acquisition opportunities, including strategic acquisitions, joint ventures, divestitures and other initiatives, including our ability to identify, finance and complete these initiatives, and our ability to realize anticipated benefits from them, the ability to successfully complete cost reduction programs and increase productivity, the ability to effectively integrate acquired businesses,
  new products, packaging innovations, and product mix,
  the effectiveness of advertising, marketing, and promotional programs, supply chain efficiency,
  cash flow initiatives,
  risks inherent in litigation, including tax litigation,
  the ability to further penetrate and grow and the risk of doing business in international markets, economic or political instability in those markets, particularly in Venezuela, and the performance of business in hyperinflationary environments, changes in estimates in critical accounting judgments and changes in laws and regulations, including tax laws, the success of tax planning strategies,
  the possibility of increased pension expense and contributions and other people-related costs, the potential adverse impact of natural disasters, such as flooding and crop failures, the ability to implement new information systems and potential disruptions due to failures in information technology systems, with regard to dividends, dividends must be declared by the Board of Directors and will be subject to certain legal requirements being met at the time of declaration, as well as our Board’s view of our anticipated cash needs, and other factors described in "Risk Factors" and "Cautionary Statement Relevant to Forward-Looking Information" in the Company's Form 10-K for the fiscal year ended April 30, 2008.

The forward-looking statements are and will be based on management's then current views and assumptions regarding future events and speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the securities laws.

ABOUT HEINZ: H. J. Heinz Company, offering “Good Food Every Day”™ is one of the world’s leading marketers and producers of healthy, convenient and affordable foods specializing in ketchup, sauces, meals, soups, snacks and infant nutrition. Heinz provides superior quality, taste and nutrition for all eating occasions whether in the home, restaurants, the office or “on-the-go.” Heinz is a global family of leading branded products, including Heinz® Ketchup, sauces, soups, beans, pasta and infant foods (representing over one third of Heinz’s total sales), Ore-Ida® potato products, Weight Watchers® Smart Ones® entrees, Boston Market® meals, T.G.I. Friday’s® snacks, and Plasmon infant nutrition. Heinz is famous for its iconic brands on five continents, showcased by Heinz® Ketchup, The World’s Favorite Ketchup®. Information on Heinz is available at www.heinz.com.

CONTACT:
H. J. Heinz Company
Media:
Michael Mullen, 412-456-5751
Michael.mullen@us.hjheinz.com
or
Investors:
Margaret Nollen, 412-456-1048